Northwest Pipe Company

# 2023 Annual Shareholder Meeting



June 22, 2023

WWW.NWPIPE.COM

# MEETING AGENDA

**Chairman's Remarks**: Richard Roman

- Preliminary procedural matters
  - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
  - Election of three directors
  - Advisory vote on executive compensation
  - Advisory vote on frequency of shareholder advisory votes on executive compensation
  - Ratification of appointment of Moss Adams LLP
  - To transact such other business
- Adjournment

**Business Update:** Scott Montross

- Operational & financial highlights

**Question & Answer Session**

- Use the text box to ask questions



# OUR BOARD OF DIRECTORS

## Continuing Directors

### Mike Franson

Independent; serving since 2016
Retired Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC; co-founder of St. Charles Capital

### Amanda Julian

Independent; serving since 2020
Senior partner of NeoPsy Systems

### Keith Larson

Independent; serving since 2007
Retired VP of Intel Corporation and Sr. Managing Director of Intel Capital

### Richard Roman

Independent; serving since 2003
Chairperson of the Board since 2013
Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

## Nominees for Election

### Irma Lockridge

Independent; serving since February 2023
Chief People and Systems Officer at CoorsTek

### Scott Montross

Serving since 2013
President and CEO of the Company; previously EVP of Evraz North America

### John Paschal

Independent; serving since 2019
Retired President of Temtco Steel (division of Klockner Metals Corporation)

# EXECUTIVE COMPENSATION

| Element | BASE SALARY | ANNUAL CASH INCENTIVE AWARDS [1] | DISCRETIONARY INCENTIVE COMPENSATION | EQUITY INCENTIVE AWARDS [2] | PERQUISITES & PERSONAL BENEFITS | RETIREMENT BENEFITS |
|---|---|---|---|---|---|---|
| Purpose | Base level of compensation | Incentive to drive near-term performance | Incentive for project-related productivity | Incentive to drive long-term performance and stock price growth | Enhance productivity and development | Income certainty and security |
| Target | Fixed $ | Variable based on Company performance and fixed benchmarks | Variable | Based both on salary and Company performance | Limited Variable | Employee contribution and Company limited match |
| Form of Delivery | Cash | Cash | Cash | Performance units and time-based units | Various | Cash |

1. In 2022, each NEO was awarded a short-term incentive plan providing for cash payments for the achievement of certain levels of income before income taxes for the 2022 fiscal year.
2. In 2022, each NEO received an award of PSAs and RSUs valued at an amount equal to a specific percentage of their respective annual base salary, with 75% of each award represented by PSAs and 25% of each award represented by RSUs. The PSAs awarded will vest based on the Company's EBITDA Margin Performance over the measurement period.

# MATTERS FOR SHAREHOLDER CONSIDERATION

## Voting Proposals as set forth in the Proxy

1. Elect three directors, one to serve for a two-year term, and two to serve for a three-year term
2. Hold an advisory vote on executive compensation
3. Hold an advisory vote on the frequency of shareholder advisory votes on executive compensation
4. Ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023
5. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof

## Summary of Voting Results

Northwest Pipe Company

# BUSINESS UPDATE



WWW.NWPIPE.COM

# FORWARD LOOKING STATEMENTS

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, economic uncertainty and associated trends in macroeconomic conditions, including potential recession, inflation, and the state of the housing market, interest rate risk and changes in market interest rates, including the impact on the Company's customers and related demand for its products, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate Park Environmental Equipment, LLC and other acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, effects of security breaches, computer viruses, and cybersecurity incidents, impacts of U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, supply chain challenges, labor shortages, ongoing military conflicts in Ukraine and related consequences, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and floods and other natural disasters, material weaknesses in the Company's internal control over financial reporting and its ability to remediate such weaknesses, impacts of pandemics, epidemics, or other public health emergencies, and other risks discussed in the Company's Annual Report on Form 10–K for the year ended December 31, 2022 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

# NON-GAAP MEASURES

The Company is presenting backlog including confirmed orders. This non-GAAP financial measure is provided to better enable investors and others to assess the Company's ongoing operating results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

# ABOUT NORTHWEST PIPE COMPANY

***Leading manufacturer of water-related infrastructure products including engineered steel pressure pipe and precast and reinforced concrete products***

- Founded in 1966 and headquartered in Vancouver, WA
- Strategically positioned to meet North America's growing needs for water and wastewater infrastructure
    - Largest, most flexible capabilities in the water transmission market
    - Supplier of choice for long-distance, raw-water transmission programs
    - Provides solution-based products for a wide range of markets under the ParkUSA, Geneva Pipe and Precast, and Permalok® product lines
    - Widely-recognized reputation for quality, service, and manufacturing capabilities
    - Strong relationships with agencies, engineers, and contractors built over 50+ years
- 13 strategically located manufacturing facilities
    - Twelve in the U.S. and one in San Luis Rio Colorado, Mexico

# GROWTH STRATEGY

***Northwest Pipe's goal is to create transformational growth and profitability in order to drive shareholder value.***

The strategy is two-pronged:

1. Maximize steel pressure pipe water transmission business through cost reduction measures, Lean manufacturing and a continued emphasis on margin over volume to drive further efficiencies, while being opportunistic with the limited but identified potential acquisition opportunities (once the integration of ParkUSA is complete)
2. Growth in precast-related market through organic growth "Product Spread" strategy and acquisitions


PARK

# STRONG DEMAND DRIVES STRONG PERFORMANCE

## Backlog[1] and Order Book[2]

**($ Millions)**

***Achieved record SPP backlog and maintained strong Precast order book in 2022***


$88
$252
$258
$221
$11
$290
$51
$372
$64
2017
2018
2019
2020
2021
2022
SPP Backlog
Precast Order Book

## Revenue

**($ Millions)**

***Grew SPP revenues by over 2x since 2017 and more than tripled the size of the Company with the addition of Precast***


5-year CAGR: 28%
$133
$172
$279
$286
$44³
$242
$333
$74⁴
$260
$458
$150
$308
2017
2018
2019
2020
2021
2022
SPP Revenue
Precast Revenue

*Note: Precast refers to Precast Infrastructure and Engineered Systems & SPP refers to Engineered Steel Pressure Pipe.*

1. *Backlog includes confirmed orders (SPP projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*
2. *Order Book includes unfulfilled orders outstanding at the measurement date for the Precast segment. 2021 is the first period that includes the order book for ParkUSA.*
3. *Pro forma net sales for Precast would have been approximately $48 million if the acquisition of Geneva had occurred on January 1, 2020 as opposed to January 31, 2020.*
4. *Pro forma net sales for Precast would have been approximately $125 million if the acquisition of ParkUSA had occurred on January 1, 2021 as opposed to October 5, 2021.*

# TOTAL STOCKHOLDER RETURN

***Northwest Pipe Company's total stockholder returns have consistently outpaced the Russell 2000 Index, the S&P 600 Construction Machinery & Heavy Trucks Index and proxy peer group over the last five years.***


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/17
12/18
12/19
12/20
12/21
12/22
Northwest Pipe Company
Russell 2000
S&P 600 Construction Machinery & Heavy Trucks
Proxy Peer Group (1)

Northwest Pipe Company

*Source: 2023 Russell Investment Group.*
*Note: $100 invested on 12/31/17 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.*
*(1) Proxy peer group includes Ampco-Pittsburgh Corporation, Badger Meter, Inc., Circor International, Inc., DMC Global Inc., L.B. Foster Company, Insteel Industries, Inc., Lindsay Corporation, Luxfer Holdings, PLC, Mueller Water Products, Inc., NN Inc. and Orion Group Holdings, Inc.*

# STRATEGIC FOOTPRINT WITH CUSTOMER ACCESS ACROSS THE U.S.

## 20-year water infrastructure investment need by state

**Northwest Pipe is well positioned to serve its customers and states that are most in need of water infrastructure investment.**


Water CAPEX, US$ [1]
< $1 Billion
> $1 Billion <$5 Billion
> $5 Billion <$10 Billion
> $10 Billion
CORPORATE HEADQUARTERS
ENGINEERED STEEL PRESSURE PIPE PLANTS
PRECAST INFRASTRUCURE AND ENGINEERED SYSTEMS PLANTS

Northwest Pipe Company

*1. Source: Bluefield Research.*

*Note: Indicators in Utah in red signify Geneva plants and indicators in Texas in red signify ParkUSA plants.*

# PRODUCT SPREAD STRATEGY

***An initiative to add the production of ParkUSA products to legacy Northwest Pipe plants, and vice versa in order to expand our production and maximize overall efficiencies.***

## Level 1

- Build out capacity utilization at ParkUSA plants in Texas
  - Booked approximately $8 M orders outside of Texas in the last twelve months[1]
  - Expansion will require retrofit of existing facilities
- Begin where we already have production facilities; control production, low cost of entry
  - Initial focus on wastewater products, stormwater, and water distribution
- Complete ERP system integration for ParkUSA

## Level 2

- Produce and ship ParkUSA products out of legacy Northwest Pipe plants
  - Pre-existing Geneva precast operations to serve as the pilot locations in 2023
  - Establish products at additional legacy Northwest Pipe locations once ParkUSA products are established at the Geneva locations
- Emphasizing cross-training across facilities
  - Share knowledge and best practices from ParkUSA with employees at pre-existing Geneva Precast operations

1. As of March 31, 2023.

# Q1 2023 HIGHLIGHTS

- Backlog of $370 million including confirmed orders[1] for the Engineered Steel Pressure Pipe segment
- Strong order book of $58 million for the Precast Infrastructure and Engineered Systems segment

## Net Sales by Segment
**($ Millions)**



$60.1
$58.7
$69.4
$71.6
$74.7
$77.1
$83.7
$72.1
$63.5
$12.3
$15.1
$15.2
$31.0
$34.6
$41.5
$39.3
$34.7
$35.6
Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023
SPP Revenue
Precast Revenue

## Gross Profit by Segment
**($ Millions)**



13%
12%
19%
11%
23%
13%
16%
12%
21%
10%
31%
14%
28%
17%
29%
17%
25%
12%
Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023
SPP Gross Margin
Precast Gross Margin

*Note: SPP refers to Engineered Steel Pressure Pipe & Precast refers to Precast Infrastructure and Engineered Systems.*
*Note: In the Precast segment, the Company completed the acquisition of Geneva on January 31, 2020 and completed the acquisition of ParkUSA on October 5, 2021.*

# CAPITAL ALLOCATION STRATEGY

## Use of Cash Priorities:

**Organic Growth**

- Prioritizing organic growth through "Product Spread" strategy for ParkUSA
- Reinvesting in Precast locations to increase production capabilities and capacity through expansion and automation

**Debt Repayment**

- Focused on repaying debt incurred to finance the acquisition of ParkUSA
- Prudent with debt incurred to finance growth; historic targeted leverage ratio below 2x EBITDA

**Accretive Acquisitions**

- Evaluating potential M&A in the precast-related market with the goal of Precast becoming the same size as the SPP business
- Finalizing the integration of ParkUSA remains our top priority

# SOCIAL AND ENVIRONMENTAL RESPONSIBILITY

***We are highly focused on investing in our workforce, health and safety programs, social initiatives, and improvements to our environmental stewardship.***

## Health & Safety

- Industry-leading safety performance over the last four years[1] significantly below the comparable industry average[2]
  - Average total recordable incident rate: 2.35
  - Average days away rate: 0.51
- Comprehensive Employee Assistance Program
- 3 of 13 facilities exceeded 1 M work hours without a lost time accident
- 8 of 13 facilities exceeded one year since their last lost time accident
- Strive for continuous improvement with investment in capital projects that implement engineered safety solutions

## Social Initiatives

- Focus on recruiting diverse leadership across the Company
  - 52% of U.S. employees from underrepresented racial/ethnic groups
  - 13% of U.S. employees are female
- Strive to ensure pay equity for all employees regardless of identity
- Increased transparency on employee representation and pay equity
- Launched Respect in the Workplace training to increase employee awareness
- Leadership Development training launched to sharpen management skills

## Environmental Stewardship

- Develop resilient water systems to manage water quality, distribution and conservation, saving trillions of gallons of water per year
- ParkUSA products address emerging contaminants in the water supply that may modify future regulations
- Invest in capital improvement projects to drive efficiencies, improve particulate release and reduce emissions
- Upgraded facility lighting to become more energy efficient, along with utilizing LEAN manufacturing practices intended to eliminate waste
- Working in advance of future regulatory demands to report direct greenhouse gas emissions from operations

Northwest Pipe Company

*Note: As of December 31, 2022.*

1. *Includes newly acquired facilities and calculated in accordance with the OSHA's record keeping requirements.*
2. *Source: OSHA per 100 full-time workers for SIC code 33121 (Iron and steel pipe and tube manufacturing from purchased steel).*

# STRATEGIC AND OPERATIONAL INITIATIVES

1. Integrate ParkUSA acquisition as quickly and as efficiently as possible
2. Improve performance through a persistent focus on margin over volume
3. Continue to implement cost reductions and efficiencies at all levels of the Company
4. Identify strategic opportunities to grow the Company through expansion or acquisitions




Q&A